UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2018

AGAPE ATP CORPORATION.

(Exact name of registrant as specified in its charter)

Nevada	333-220144	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 17, 17-1, 17-2, 17-3, Wisma Laxton, Jalan Desa, Taman Desa,

Off Jalan Klang Lama,

58100 Kuala Lumpur, Malaysia.

(Address of principal executive offices (zip code))

+60 192230099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 8.01 Other Events

On March 9, 2018, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated October 26, 2017, that had been declared effective by the Securities and Exchange Commission on November 9, 2017. The Offering resulting in 2,925,500 shares of common stock being sold at $1 per share for a total of $2,925,500.00.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF AGAPE ATP CORPORATION IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION.

Date: March 15, 2018	By:	/s/ HOW KOK CHOONG
HOW KOK CHOONG
Chief Executive Officer (Principal Executive Officer; Principle Accounting Officer)